                                                                    EXHIBIT 10.2

                         REGISTRATION RIGHTS AGREEMENT

     REGISTRATION RIGHTS AGREEMENT (the "Agreement"), dated as of July 20, 2001,
                                         ---------
by and between Notify Technology Corporation, a California corporation (the "Company") and Commonwealth Associates, L.P. ("Commonwealth"), or its permitted
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assigns (each, a "Holder" and collectively, the "Holders").
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     WHEREAS, this Agreement is being entered into in connection with the financing extended by investors to the Company (the "Financing") in which,
                                                     ---------
pursuant to the terms of a Placement Agency Agreement dated as of April 25, 2001 between the Company and Commonwealth (the "Agency Agreement"), Commonwealth will
                                           ----------------
receive an option to purchase (a) shares of the Company's Series A Convertible Redeemable Preferred Shares, par value $0.001 per share (the "Preferred
                                                              ---------
Shares"), that are convertible into shares of common stock, par value $0.001 per
------
share (the "Common Stock"), of the Company (the "Conversion Shares"), and (b)
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warrants ("Preferred Warrants") to purchase shares of Common Stock (the "Warrant
           ------------------                                            -------
Shares"); and
------

     WHEREAS, the terms of the Preferred Shares and Preferred Warrants contemplate that the Conversion Shares and the Warrant Shares, as the case may be, are entitled to registration rights.

     NOW, THEREFORE, in consideration of the foregoing and the mutual promises, representations, warranties and covenants and agreements contained herein, the Company and each of the Investors hereto, intending to be legally bound hereby agree as follows:

I.   DEFINITIONS

     The following additional definitions shall apply for purposes of this
Agreement:

     1.1 The term "Holder" means Commonwealth and any transferee or assignee thereof to whom Commonwealth assigns its rights under this Agreement and who agrees to become bound by the provisions of this Agreement in accordance with
Section 6.2.
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     1.2  The term "Person" means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, a government or any department or agency thereof.

     1.3 The term "Prospectus" means the Prospectus included in any Registration Statement (including without limitation, a Prospectus that discloses information previously omitted from a Prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the 1933 Act), as amended or supplemented by any amendment or Prospectus supplement, including post-effective amendments, and all materials incorporated by reference or explicitly deemed to be incorporated by reference in such Prospectus.

     1.4 The terms "Register," "Registered," and "Registration" refer to a registration effected by preparing and filing one or more Registration Statements, (as defined below) or
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similar document in compliance with the Securities Act of 1933, as amended (the
"1933 Act"), and Rule 415 thereunder or any successor rule providing for the
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offering for resale of securities on a continuous or delayed basis ("Rule 415"),
                                                                     --------
and the declaration or ordering of effectiveness of such Registration Statement or document by the United States Securities and Exchange Commission (the "SEC").
                                                                          ---
     1.5 The term "Registrable Securities" means (a) the Warrant Shares and any other securities of the Company issuable upon the exercise of the Warrants, (b) the Conversion Shares, and any other securities of the Company, issued or issuable upon the conversion of the Preferred Shares, and (c) any shares of capital stock or other securities issued or issuable with respect to the Warrant Shares or the Preferred Shares, as a result of any stock split, stock dividend, recapitalization, exchange or similar event or otherwise, without regard to any limitations on the exercises of the Preferred Warrants or conversion of the Preferred Shares; provided, however, that any securities deemed Registrable
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Securities in accordance herewith shall cease to be Registrable Securities (i)
upon the sale of such securities pursuant to a Registration Statement, (ii) upon the sale of such securities pursuant to Rule 144 promulgated under the 1933 Act,
(iii) on the date on which such securities become available for sale under Rule 144(k), or (iv) on the date when such Holder may sell all Registrable Securities held by such Holder in a three (3) month period in the public markets pursuant to Rule 144.

     1.6 The term "Registration Statement" means a registration statement on Form S-1 or Form S-3 or any similar or successor form then appropriate for or applicable to the offer and sale of the Registrable Securities and filed under the 1933 Act.

II.  REGISTRATION

     2.1 Right to Include Registrable Stock. If the Company proposes to register any of its securities under the 1933 Act in connection with the public offering of such securities solely for cash (other than a registration relating solely to the offer and sale of non-convertible, non-exchangeable debt securities or a registration on Form S-4 or Form S-8, or any successor or similar forms) (a "Piggyback Registration"), whether for the account of the
                   ----------------------
Company or otherwise, it will promptly, but not later than thirty (30) days before the anticipated date of filing such Registration Statement, give written notice to each Holder. Upon the written request of any of the Holders made within fifteen (15) days after the receipt of any such notice (which request shall specify the Registrable Securities intended to be disposed of by such Holders and the intended method of distribution thereof), the Company will use its best efforts to effect the registration under the 1933 Act of all Registrable Securities which the Company has been requested to register by any of the Holders in accordance with the intended methods of distribution specified in such request; provided, however, that (a) if, at any time after giving
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written notice of its intention to register any securities and prior to the effective date of the Registration Statement filed in connection with such registration, the Company determines for any reason not to proceed with such registration, the Company may, at its election, give written notice of such determination to the Holders and, thereupon, will be relieved of its obligation to register any Registrable Securities in connection with such registration, and
(b) in case of a determination by the Company to delay registration of its securities, the Company will be permitted to delay the registration of Registrable Securities for the same period as the delay in

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registering such other securities; provided, however, that the provisions of
                                   --------  -------
this Article II will not be deemed to limit or otherwise restrict the rights of the Holders under Article III.

     2.2 Mandatory Registration. Notwithstanding the foregoing, the Company shall prepare and file with the SEC on or before the three (3) month anniversary of the Initial Closing (as defined in the Agency Agreement), (the "Filing
                                                                   ------
Deadline"), a Registration Statement or Registration Statements, as necessary,
--------
on Form S-3 covering the resale of all of the Holders' Registrable Securities. In the event that Form S-3 is unavailable for such a registration, the Company shall use such other form as is available for such a registration, subject to the provisions of Section 2.5. The Company shall use its best efforts to cause
                  -----------
such Registration Statement to be declared effective by the SEC on or before the date which is the three (3) month anniversary of the Filing Deadline (the "Effectiveness Deadline").
-----------------------

     2.3 Priority. If the managing underwriter for a registration (other than with respect to a Registration Statement filed pursuant to Section 2.2)
                                                           -----------
involving an underwritten offering advises the Company in writing that, in its opinion, the number of securities of the Company (including without limitation, Registrable Securities) requested to be included in such registration by the holders thereof exceeds the number of securities of the Company (the "Sale
                                                                      ----
Number") which can be sold in an orderly manner in such offering within a price
------
range acceptable to the Company, the Company will include (a) first, all securities of the Company that the Company proposes to register for its own account, and (b) second, to the extent that the number of securities of the Company to be included by the Company is less than the Sale Number, a number of the Registrable Securities equal to the number derived by multiplying (i) the difference between the Sale Number and the securities proposed to be sold by the Company, and (ii) a fraction the numerator of which is the number of Registrable Securities originally requested to be registered by the Holders, and the denominator of which shall be the aggregate number of all securities requested to be registered by all holders of the Company's securities (other than securities being registered by the Company itself); provided, however, that
                                                    --------  -------
notwithstanding anything to the contrary provided herein or elsewhere, in connection with any underwritten offering, the number of Registrable Securities included in any such registration and offering shall not be reduced below an amount equal to fifteen (15%) percent of the total shares of capital stock included in such registration. The Company hereby agrees that it will not grant registration rights to any other holder that are more favorable to such holder than the registration rights granted hereunder.

     2.4  Legal Counsel. Subject to Section 6.1 hereof, Commonwealth shall have
                                    -----------
the right to select one legal counsel to review and oversee any offering pursuant to this Article II ("Legal Counsel"), which shall be Gusrae, Kaplan &
                              -------------
Bruno, PLLC or such other counsel as thereafter designated by Commonwealth. The Company shall reasonably cooperate with Legal Counsel in performing the Company's obligations under this Agreement.

     2.5 Ineligibility of Form S-3. In the event that Form S-3 is not available for the registration of the resale of Registrable Securities hereunder, the Company shall (a) register the resale of the Registrable Securities on another appropriate form, and (b) undertake to register the resale of the Registrable Securities on Form S-3 as soon as such form is available; provided, however, that the Company shall maintain the effectiveness of the Registration Statement then in

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

effect until such time as a Registration Statement on Form S-3 covering the Registrable Securities has been declared effective by the SEC.

     2.6 Effect of Failure to File and Obtain and Maintain Effectiveness of Registration Statement. If (a) a Registration Statement covering all the Registrable Securities and required to be filed by the Company pursuant to this Agreement is not declared effective by the SEC on or before the applicable Effectiveness Deadline; (b) on any day after the Registration Statement has been declared effective by the SEC, sales of all the Registrable Securities required to be included on such Registration Statement cannot be made pursuant to the Registration Statement (including without limitation, because of a failure to keep the Registration Statement effective, to disclose such information as is necessary for sales to be made pursuant to the Registration Statement, or to register sufficient shares of Common Stock), or (c) the Company fails at any time to fully comply with the rules and regulations of the applicable Nasdaq market and the Nasdaq staff notifies the Company of such non-compliance, including the standards for continued listing of the Company's Common Stock on the applicable Nasdaq market, then the Company shall be in breach of this Agreement (such a breach being a "Registration Statement Default"). As partial
                                  ------------------------------
relief for any Registration Statement Default and for the damages to any Holder by reason of any such delay in or reduction of its ability to sell the Registrable Securities, the remedy shall be as provided for by and in the Preferred Warrants and the Certificate of Designation (which remedy shall not be exclusive of any other remedies available at law or in equity). Notwithstanding the foregoing, the Company shall have thirty (30) days to cure a Registration Statement Default after the date of its occurrence and to deliver a written statement to the holders of Registrable Securities certifying that such Registration Statement Default has been so cured; and if such cure is timely effected and such statement is timely delivered, the Company shall not be subject to the remedies for a Registration Statement Default.

     2.7 Sufficient Number of Shares Registered. In the event the number of shares available under a Registration Statement filed pursuant to Section 2.2 is
                                                                  -----------
insufficient to cover all of the Registrable Securities which such Registration Statement is required to cover, the Company shall amend the Registration Statement, or file a new Registration Statement (on the short form available therefor, if applicable), or both, so as to cover at least 100% of the Registrable Securities (based on the market price of the Common Stock on the trading day immediately preceding the date of filing of such amendment or new Registration Statement), in each case, as soon as practicable, but in any event not later than fifteen (15) business days after the necessity therefor arises. The Company shall cause such amendment and/or new Registration Statement to become effective as soon as practicable following the filing thereof. For purposes of the foregoing provision, the number of shares available under a Registration Statement shall be deemed "insufficient to cover all of the Registrable Securities" if the number of Registrable Securities issued or issuable upon conversion of the Preferred Shares and exercise of the Preferred Warrants covered by such Registration Statement is greater than the number of shares of Common Stock available for resale under the Registration Statement to cover shares issued or issuable upon conversion of the Preferred Shares and exercise of the Preferred Warrants. For purposes of the calculation set forth in the foregoing sentence, any restrictions on the conversion of the Preferred Shares and the exercise of the Preferred Warrants shall be disregarded and such calculation shall assume that the Preferred Shares is then convertible into shares of Common Stock at the then prevailing Conversion Price (as defined in the Company's Certificate of Designation for the Preferred Shares) and the Preferred Warrants are then exercisable for shares

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

of Common Stock at the then prevailing applicable Exercise Price (as defined in the applicable Preferred Warrant).

III. OBLIGATIONS OF THE COMPANY

     Whenever required under this Agreement to effect the registration of any Registrable Securities, the Company will, as expeditiously as possible, fulfill the following obligations:

     3.1 Registration Statement. The Company shall promptly prepare and file with the SEC a Registration Statement with respect to the Registrable Securities (but in no event later than the Filing Deadline) and use its best efforts to cause such Registration Statement to become effective (but in no event later than the applicable Effectiveness Deadline). The Company will keep such Registration Statement effective for up to three (3) years from its effective date, but not in any event after such securities cease being Registrable Securities (the "Registration Period"). The Registration Statement (including
                 -------------------
any amendments or supplements thereto and Prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading. The Company shall submit to the SEC, within three (3) business days, unless Legal Counsel withholds approval as provided in Section 3.3, after the Company learns
                                          -----------
that no review of a particular Registration Statement will be made by the staff of the SEC or that the staff has no further comments on the Registration Statement, as the case may be, a request for acceleration of effectiveness of such Registration Statement to a time and date not later than 2 business days after the submission of such request.

     3.2 Registration Statement Amendments and Supplements. The Company shall prepare and file with the SEC such amendments and supplements to such Registration Statement and the Prospectus used in connection with such Registration Statement as may be necessary to comply with the provisions of the 1933 Act with respect to the disposition of all Registrable Securities covered by such Registration Statement until such time as all of such Registrable Securities shall have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in such Registration Statement. In the case of amendments and supplements to a Registration Statement which are required to be filed pursuant to this Agreement (including pursuant to this Section 3.2) by reason of the Company filing a
                            -----------
report on Form 10-KSB, Form 10-QSB or Form 8-K or any analogous report under the Securities Exchange Act of 1934, as amended (the "1934 Act"), the Company shall
                                                  --------
have incorporated such report by reference into the Registration Statement, if applicable, or shall file such amendments or supplements with the SEC on the same day on which the 1934 Act report is filed which created the requirement for the Company to amend or supplement the Registration Statement.

     3.3 Legal Counsel. The Company shall (a) permit Legal Counsel to review and comment upon (i) those sections of a Registration Statement relating to the Investors at least five (5) business days prior to its filing with the SEC, and
(ii) all other sections of a Registration Statement and all amendments and supplements to all Registration Statements, which are applicable to the Investors (except for Annual Reports on Form 10-KSB, Quarterly Reports on Form 10-QSB, Current Reports on Form 8-K and any similar or successor report and registration statements on Form S-8) at least four (4) business days prior to their filing with the SEC, and

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

(b) not file any document in a form to which Legal Counsel reasonably objects. The Company shall not submit a request for acceleration of the effectiveness of a Registration Statement or any amendment or supplement thereto without the prior approval of Legal Counsel, which consent shall not be unreasonably withheld. The Company shall furnish to Legal Counsel, without charge, (a) any correspondence from the SEC or the staff of the SEC to the Company or its representatives relating to any Registration Statement, (b) promptly after the same is prepared and filed with the SEC, one copy of any Registration Statement and any amendment(s) thereto, including financial statements and schedules and all exhibits and (c) upon the effectiveness of any Registration Statement, one copy of the Prospectus included in such Registration Statement and all amendments and supplements thereto. The Company shall reasonably cooperate with Legal Counsel in performing the Company's obligations pursuant to this Article III.

     3.4 Notification. As promptly as practicable give notice to the Holders and Legal Counsel (a) when the Registration Statement or any post-effective amendment has been declared effective, (b) of the issuance by the SEC or any other federal or state governmental authority of any stop order or other suspension of the effectiveness of the Registration Statement, or the suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any proceedings for that purpose, (c) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, (d) of the occurrence of (but not the nature of or details concerning) a Material Event (defined in Section
                                                                      -------
3.7), and (e) of the determination by the Company that a post-effective
---
amendment to the Registration Statement will be filed with the SEC, which notice may, at the discretion of the Company (or as required pursuant to Section 3.7),
                                                                  -----------
state that it constitutes a Deferral Notice, in which event the provisions of
Section 3.7 shall apply.
-----------

     3.5 Prospectuses. The Company shall deliver to each Holder in connection with any sale of Registrable Securities pursuant to the Registration Statement, without charge, as many copies of the Prospectus or Prospectuses relating to such Registrable Securities (including each preliminary Prospectus) and any amendment or supplement thereto as such Holder may reasonably request, and the Company hereby consents (except during such periods that a Deferral Notice is outstanding and has not been revoked) to the use of such Prospectus or each amendment or supplement thereto by each Holder in connection with any offering and sale of the Registrable Securities covered by such Prospectus or any amendment or supplement thereto in the manner set forth therein.

     3.6 Blue Sky Laws. The Company shall, prior to any public offering of the Registrable Securities pursuant to the Registration Statement, register or qualify or cooperate with the Holders in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or "Blue Sky" laws of such jurisdictions within the United States as any Holder reasonably requests in writing, and keep each such registration or qualification (or exemption therefrom) effective during the Registration Period in connection with such Holder's offer and sale of Registrable Securities pursuant to such registration or qualification (or exemption therefrom) and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of such Registrable Securities in the manner set forth in the Registration Statement and the related Prospectus; provided, however, that the Company will not be
                            --------  -------
required to (a) qualify as a foreign corporation or as a dealer in securities in any jurisdiction where it would not otherwise be required to qualify but for this Agreement, or (b) take any action that would subject it to general service of process in suits or to taxation in any such jurisdiction where it is not then so subject. The Company shall promptly notify Legal Counsel and each Holder who holds Registrable Securities of the receipt by the Company of any notification with respect to the suspension of the registration or qualification of any of the Registrable Securities for sale under the securities or "Blue Sky" laws of any jurisdiction in the United States or its receipt of actual notice of the initiation or threat of any proceeding for such purpose.

     3.7 Stop Orders; Material Events. The Company shall use commercially reasonable efforts to prevent the issuance of any stop order or other suspension of effectiveness of a Registration Statement, or the suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction. Upon (a) any issuance by the SEC of a stop order or other suspension of the effectiveness of the Registration Statement, or the suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction despite the Company's commercially reasonable efforts to prevent such stop order or suspension, or the initiation of proceedings with respect to the Registration Statement under Section 8(d) or Section 8(e) of the 1933 Act; (b) the occurrence
                ------------    ------------
of any event or the existence of any fact (a "Material Event") as a result of
                                              --------------
which the Registration Statement shall contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, or any Prospectus shall contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; or (c) the occurrence or existence of any pending corporate development, public filing with the SEC or other similar event with respect to the Company that, in the reasonable discretion of the Company, makes it appropriate to suspend the availability of the Registration Statement and the related Prospectus, the Company shall (i) in the case of clause (b) above, subject to the next sentence, as promptly as practicable prepare and file, if necessary pursuant to applicable law, a post-effective amendment to such Registration Statement or a supplement to the related Prospectus or any document incorporated therein by reference or file any other required document that would be incorporated by reference into such Registration Statement and Prospectus so that such Registration Statement does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and such Prospectus does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and, in the case of a post-effective amendment to a Registration Statement, subject to the next sentence, use its reasonable efforts to cause it to be declared effective as promptly as is practicable; and (ii) give notice to the Holders and Legal Counsel that the availability of the Registration Statement is suspended (a "Deferral Notice") and, upon receipt of any Deferral
                           ---------------
Notice, each Holder agrees not to sell any Registrable Securities pursuant to the Registration Statement until such Holder's receipt of copies of the supplemented or amended Prospectus provided for in clause (i) above, or until it is advised in writing by the Company that the Prospectus may be used, and has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in such Prospectus. The Company will use commercially reasonable efforts to ensure that the use of the Prospectus may be resumed (x) in

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

the case of clause (a) above, as promptly as is practicable, (y) in the case of clause (b) above, as soon as, in the sole judgment of the Company, public disclosure of such Material Event would not be prejudicial to or contrary to the interests of the Company or, if necessary to avoid unreasonable burden or expense, as soon as practicable thereafter, and (z) in the case of clause (c) above, as soon as, in the discretion of the Company, such suspension is no longer appropriate (such period, during which the availability of the Registration Statement and any Prospectus is suspended being a "Deferral
                                                                --------
Period"). Notwithstanding the foregoing, no Deferral Period instituted pursuant
------
to clause (b) or clause (c) above shall last for a period of time in excess of thirty (30) days from the date of the Material Event or other occurrence or state of facts on account of which such Deferral Period is instituted, and the Company shall institute no more than one (1) Deferral Period in the aggregate pursuant to clause (b) or clause (c) above in any consecutive twelve (12) month period. The Company shall use commercially reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement or the lifting of any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction in which they have been qualified for sale, in either case as promptly as practicable.

     3.8 Listing or Quotation. The Company shall either (a) cause all the Registrable Securities covered by a Registration Statement to be listed on each securities exchange on which securities of the same class or series issued by the Company are then listed, if any, if the listing of such Registrable Securities is then permitted under the rules of such exchange, or (b) secure designation and quotation of all the Registrable Securities covered by the Registration Statement on the Nasdaq National Market or the Nasdaq SmallCap Market, or, if the Company is unsuccessful in satisfying the preceding clauses
(a) or (b), (c) the Company shall secure the inclusion for quotation on The American Stock Exchange, Inc. or if it is unable to, the NASD Bulletin Board for such Registrable Securities and, without limiting the generality of the foregoing, to arrange for at least two (2) market makers to register with the National Association of Securities Dealers, Inc. ("NASD") as such with respect
                                                   ----
to such Registrable Securities. The Company shall pay all fees and expenses in connection with satisfying its obligation under this Section 3.8.
                                                     -----------

     3.9 Access to Information. The Company shall make documents, files, books, records, officers, directors and employees of the Company reasonably available to any Holder, Legal Counsel and one firm of accountants or other agents retained by the Holders and provided the underwriters, if any, shall have agreed to be bound by the provisions of this Section 3.9, to such underwriters
                                      -----------
(collectively, the "Inspectors"), and make such other accommodations as are
                    ----------
reasonably necessary for the Inspectors, if any, to perform a due diligence review of the Company; provided, however, that all such information ("Confidential Information") will be kept confidential and not utilized by the
--------------------------
Inspectors except as contemplated herein and except as required by law or court order. The term "Confidential Information" does not include information that (a)
                 ------------------------
is already in possession of such other party (other than that which is subject to another confidentiality agreement), (b) becomes generally available to the public, or (c) becomes available on a non-confidential basis from a source other than the Company. Each Holder agrees that it shall, upon learning that disclosure of such Confidential Information is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to the Company and allow the Company, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, the information deemed confidential.

     3.10 Non-Disclosure. The Company shall hold in confidence and not make any disclosure of information concerning any Holder provided to the Company unless
(a) disclosure of such information is necessary to comply with federal or state securities laws, (b) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement, (c) the release of such information is ordered pursuant to a subpoena or other final, non-appealable order from a court or governmental body of competent jurisdiction, (d) such information has been made generally available to the public other than by disclosure in violation of this Agreement or any other agreement, or (e) such Holder consents to the form and content of any such disclosure. The Company agrees that it shall, upon learning that disclosure of such information concerning any Holder is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt written notice to such Holder and allow such Holder, at the Holder's expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.

     3.11 Certificates. The Company shall cooperate with each of the Holders who hold Registrable Securities being offered, and to the extent applicable, to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legend) representing the Registrable Securities to be offered pursuant to a Registration Statement and enable such certificates to be in such denominations or amounts, as the case may be, as the Holders may reasonably request and registered in such names as the Holders may request.

     3.12 Transfer Agent and Registrar. The Company shall provide a transfer agent and registrar of all such Registrable Securities not later than the effective date of such Registration Statement.

     3.13 Amendments and Supplements Requested by Holders. If requested by any Holder, the Company shall (a) as soon as practicable incorporate in a Prospectus supplement or post-effective amendment such information as such Holder requests to be included therein relating to the sale and distribution of Registrable Securities, including without limitation, information with respect to the number of Registrable Securities being offered or sold, the purchase price being paid therefor and any other terms of the offering of the Registrable Securities to be sold in such offering, (b) as soon as practicable make all required filings of such Prospectus supplement or post-effective amendment after being notified of the matters to be incorporated in such Prospectus supplement or post-effective amendment, and (c) supplement or make amendments to any Registration Statement if reasonably requested by any Holder of such Registrable Securities.

     3.14 Additional Registrations and Approvals. The Company shall use its best efforts to cause the Registrable Securities covered by the applicable Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to consummate the disposition of such Registrable Securities.

     3.15 Earnings Statements. The Company shall make generally available to its security holders as soon as practical, but not later than ninety (90) days after the close of the period covered thereby, an earnings statement (in form complying with the provisions of Rule 158 under the 1933 Act) covering a twelve (12) month period beginning not later than the first day of the Company's fiscal quarter next following the effective date of the Registration Statement, provided that the Company shall be deemed to satisfy its obligations under this Section 3.15 if it
                                                              ------------
timely makes all required filings under the 1934 Act and does not change its fiscal year.

     3.16 SEC Compliance. The Company shall otherwise comply with all applicable rules and regulations of the SEC in connection with any registration hereunder.

     3.17 Confirmation of Registration. Within two (2) business days after a Registration Statement which covers applicable Registrable Securities is ordered effective by the SEC, the Company shall deliver, and shall cause legal counsel for the Company to deliver, to the transfer agent for such Registrable Securities (with copies to the Holders whose Registrable Securities are included in such Registration Statement and to Legal Counsel) confirmation that such Registration Statement has been declared effective by the SEC in the form attached hereto as Exhibit A.

     3.18 Actions for Public Offering. The Company shall provide such opinions, certifications, indemnifications, and take such other actions, including without limitation, entering into such agreements (including underwriting agreements), as are reasonably required and appropriate, to permit the Holders to make a public offering of the Registrable Securities requested to be registered.

     3.19 Rule 144 Requirements. The Company covenants that it shall file the reports required to be filed by it under the 1933 Act and the 1934 Act, and the rules and regulations adopted by the SEC thereunder, provided, however, the Company may delay any such filing but only pursuant to Rule 12b-25 under the 1934 Act, and the Company shall take such further action as any Holder of Registrable Securities may reasonably request (including without limitation, promptly obtaining any required legal opinions from Company counsel necessary to effect the sale of Registrable Securities under Rule 144 and paying the related fees and expenses of such counsel), all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the 1933 Act within the limitation of the exemptions provided by (a) Rule 144 under the Act, as such Rule may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the SEC. Upon the request of any Holder of Registrable Securities, the Company will deliver to such Holder a written statement as to whether it has complied with such requirements. If the Company fails to satisfy its covenants and obligations under this Section 3.19, then it
                                                          ------------
shall be in breach of this Agreement (such a breach being a "Rule 144 Default").
                                                             ----------------
As partial relief for any Rule 144 Default and for damages to any Holder by reason of any delay or inability to sell the underlying shares of Common Stock, the remedy shall be as provided for by the Preferred Warrants and the Certificate of Designation (which remedy shall not be exclusive of any other remedies available at law or in equity).

IV.  OBLIGATIONS OF THE HOLDERS

     4.1 Furnish Information. The Company's obligation to cause any Registration Statement to become effective in connection with distribution of any Registrable Securities pursuant to this Agreement is contingent upon each Holder, with reasonable promptness, furnishing to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities, as is required pursuant to Regulation S-K promulgated under the 1933 Act, to effect the registration of the Registrable Securities. Each Holder agrees, by acquisition of the Registrable Securities, that it shall not be entitled to sell any of such Registrable Securities pursuant to the Registration Statement or to receive a Prospectus relating thereto, unless such Holder has furnished the Company with all information required to be disclosed in order to make the information previously furnished to the Company by such Holder not misleading in a material respect and any other information regarding such Holder and the distribution of such Registrable Securities as the Company may from time to time reasonably request. Any sale of any Registrable Securities by any Holder shall constitute a representation and warranty by such Holder that the information relating to such Holder and its plan of distribution is as set forth in the Prospectus delivered by such Holder in connection with such disposition, that such Prospectus does not as of the time of such sale contain any untrue statement of a material fact relating to or provided by such Holder or relating to its plan of distribution and that such Prospectus does not as of the time of such sale omit to state any material fact relating to or provided by such Holder or relating to its plan of distribution necessary to make the statements in such Prospectus, in the light of the circumstances under which they were made, not misleading.

V.   INDEMNIFICATION

     In the event of any registration under this Agreement:

     5.1 Indemnification by the Company. The Company will indemnify and hold harmless each Holder and its officers, directors, partners and affiliates (and their officers, directors and partners), any underwriter (as defined in the 1933
Act) for each Holder and each person (and its officers, directors, partners and affiliates), if any, who controls any Holder or underwriter within the meaning of the 1933 Act or the 1934 Act (each a "Company Indemnified Person"), against
                                         --------------------------
any losses, claims, damages, expenses or liabilities, joint or several, or actions in respect thereof ("Losses") to which they may become subject under the
                             ------
1933 Act, the 1934 Act, or other federal or state law, insofar as such Losses arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"): (a) any untrue statement or alleged
                            ---------
untrue statement of a material fact contained in such Registration Statement, including any preliminary Prospectus or final Prospectus contained therein or any amendments or supplements thereto, (b) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, or (c) any violation or alleged violation by the Company of the 1933 Act, the 1934 Act, any state securities law, or any rule or regulation promulgated under the 1933 Act, the 1934 Act, or any state securities law, and the Company will pay to each such Company Indemnified Person, as incurred, any legal or other expenses reasonably incurred by or on behalf of him in connection with investigating or defending any such Loss; provided, however, that the indemnity agreement contained in this Section 5.1 shall not apply to
                                               -----------
amounts paid in settlement of any such Loss if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor will the Company be liable in any such case for any such Loss to the extent that it arises out of or is based upon (a) a Violation which occurs solely as the result of the written information furnished by any Holder, underwriter or controlling person seeking indemnification hereunder, as applicable, expressly for inclusion in the Registration Statement, or (b) with respect to any underwriter and controlling person of such underwriter (and their respective officers and directors), a Violation which results from the fact that there was not sent or given to a person who bought Registrable Securities, at or prior to the written confirmation of the sale, a copy of the final Prospectus, as then amended or supplemented, if the Company had previously furnished copies of such Prospectus hereunder and such Prospectus corrected the misstatement or omission forming the basis of the Violation.

     5.2 Indemnification by Holders. Each Holder will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the Registration Statement, each person, if any, who controls the Company within the meaning of the 1933 Act, any underwriter and any controlling person of any such underwriter or other holder (each a "Holder Indemnified Person"), against
                                          -------------------------
any Losses to which any of the foregoing persons may become subject, under the 1933 Act, the 1934 Act, or other federal or state law, insofar as such Losses arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs solely as a result of the written information furnished by each Holder expressly for inclusion in the applicable Registration Statement, and such Holder will pay, as incurred, any legal or other expenses reasonably incurred by any Holder Indemnified Person intended to be indemnified pursuant to this Section 5.2, in connection with investigating or
                                -----------
defending any such Loss; provided, however, that any Holder's liability pursuant to this Section 5.2 shall be limited to the amount of the net proceeds received
        -----------
by such Holder from the sale of the Registrable Securities sold by it, and further provided that the indemnity agreement contained in this Section 5.2 does
                                                                -----------
not apply to amounts paid in settlement of any such Loss if such settlement is effected without the consent of such Holder, which consent shall not be unreasonably withheld.

     5.3 Indemnification Procedures. Promptly after receipt by an indemnified party under this Article V of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Article V, deliver to the indemnifying party a written notice of the commencement of such action and the indemnifying party will have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties which may be represented without conflict by one counsel) will have the right to retain one separate counsel, with the fees and expenses to be paid by the indemnifying party, if representation of the indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between the indemnified party and any other party represented by such counsel in the same proceeding. If the indemnifying party shall fail to defend the action, or conducts a defense which is not reasonably adequate in light of the circumstances, the indemnified party may conduct its own defense and shall be entitled to reimbursement for the costs of such defense. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the indemnified party under this Agreement, except to the extent that the indemnifying party is materially prejudiced by such failure. The omission so to deliver written notice to the indemnifying party does not relieve it of any liability that it may have to any indemnified party otherwise than under this Agreement. No indemnifying party under this Agreement will enter into any settlement or consent to any entry of judgment without the indemnified party's written consent which does not include as an unconditional term thereof the giving by the claimant or plaintiff to the indemnified party of a release from all liability in respect of such claim or litigation.

     5.4 Contribution. If the indemnification provided for in this Article V is held by a court of competent jurisdiction to be unavailable to an indemnified party or is insufficient to indemnify an indemnified party with respect to any Loss, then the indemnifying party, in lieu of or in addition to, as appropriate, indemnifying such indemnified party hereunder, will contribute to the amount paid or payable by such indemnified party as a result of such Loss in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such Loss as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party will be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission. The obligation of any Holder to make a contribution pursuant to this Section 5.4 shall be limited to the net proceeds received by
                 -----------
such Holder from the sale of the Registrable Securities sold by it, less any amounts paid pursuant to Section 5.2. To the extent any indemnification by an
                         -----------
indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Article V to the fullest extent permitted by law; provided, however, that: (a) no seller of Registrable Securities guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933
                                                    -------------
Act) shall be entitled to contribution from any seller of Registrable Securities who was not guilty of fraudulent misrepresentation, and (b) contribution by any seller of Registrable Securities shall be limited in amount to the net amount of proceeds received by such seller from the sale of such Registrable Securities pursuant to such Registration Statement.

     5.5  Survival. The indemnity and contribution provisions contained in this
Article V shall remain operative and in full force and effect regardless of (a) any termination of this Agreement, (b) any investigation made by or on behalf of any Holder or any person controlling any Holder, or the Company, or the Company's officers or directors or any person controlling the Company, and (c) the sale of any Registrable Securities by any Holder.

VI.  MISCELLANEOUS

     6.1 Expenses. The Company shall bear all fees and expenses incurred in connection with the performance by the Company of its obligations under this Agreement (including without limitation, all registration and filing fees, fees with respect to filings required to be made with the National Association of Securities Dealers, Inc., fees and expenses of compliance with securities or "Blue Sky" laws, printing expenses, messenger, telephone and distribution expenses associated with the preparation and distribution of any Registration Statement, all fees and expenses associated with the listing of any Registrable Securities on any securities exchange or exchanges, the fees and disbursements of counsel for the Company and its accountants and any underwriting discounts and/or commissions relating to primary issuances by the Company of its securities. Each seller of Registrable Securities shall pay all of its underwriting discounts and selling commissions as well as the fees and expenses of its own special counsel, if any, applicable to any Registrable Securities registered and sold by such seller.

     6.2 Assignment of Registration Rights. The rights under this Agreement shall be automatically assignable by any Holder to any transferee of all or any portion of Registrable Securities if: (a) such Holder agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment; (b) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (i) the name and address of such transferee or assignee, and (ii) the securities with respect to which such registration rights are being transferred or assigned; (c) immediately following such transfer or assignment the further disposition of such securities by the transferee or assignee is restricted under the 1933 Act and applicable state securities laws;
(d) at or before the time the Company receives the written notice contemplated by clause (b) of this sentence the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein, and (e) at least 100,000 shares of Common Stock (or the equivalent number of Preferred Shares that would convert into that number of shares of Common Stock or the equivalent number of Preferred Warrants that are exercisable for that number of shares of Common Stock) are transferred by such Holder to the transferee of the Registrable Securities contemplated by this Section 6.2.
                                            -----------

     6.3  "Market Stand-Off" Agreement.

          (a) Agreement to be Bound. To the extent requested by the Company and
              ---------------------
the managing underwriters, if any, of securities of the Company, each Holder hereby agrees that it will not, during the period commencing on the effective date of a Registration Statement of the Company filed under the 1933 Act with respect to a public offering of the Company's securities and ending on the date specified by the Company and the managing underwriter (such period not to exceed 180 calendar days), sell, offer, contract to sell, assign, transfer, convey, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, pledge, hypothecate or otherwise transfer or dispose of, directly or indirectly, any Registrable Securities; provided, however, that the Company agrees to use its commercially
            --------  -------
reasonable efforts to cause such period not to exceed ninety (90) calendar days; provided, further, however, that in no event shall the period for any Holder
--------  -------  -------
exceed the period for any other person who is either an officer, director and/or holder of at least five (5%) percent of the then outstanding capital stock of the Company. The foregoing provisions of this Section 6.3(a) shall only be
                                              --------------
applicable to the Holders if all other persons with registration rights (whether or not pursuant to this Agreement) and all officers, directors and holders of more than five (5%) percent of the then outstanding voting capital stock of the Company enter into identical agreements.

VII. GENERAL

     7.1 Notice. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (a) upon receipt, when delivered personally, (b) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party), or (c) one (1) business day after deposit with an overnight courier service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

     If to the Company:

          Notify Technology Corporation
          1054 S. DeAnza Boulevard (Suite 105)
          San Jose, California 95129
          Attention: President
          Telephone: (408) 777-7920
          Facsimile: (408) 996-7404

     With a copy to:

          Wilson Sonsini Goodrich & Rosati, Professional Corporation 650 Page Mill Road
          Palo Also, California 94304
          Telephone: (650) 493-9300
          Facsimile: (650) 493-6811
          Attention: Henry P. Massey, Jr.

     If to a Holder, to its most recent address and facsimile number provided to the Company five (5) days prior to the effectiveness of any change thereof, together (for Holders other than Commonwealth) with a copy to Commonwealth Associates, L.P., 830 Third Avenue, New York, New York 10022.

     Written confirmation of receipt (a) given by the recipient of such notice, consent, waiver or other communication, (b) mechanically or electronically generated by the sender's facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission, or (c) provided by an overnight courier service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from an overnight courier service in accordance with clauses (a), (b) or (c) above, respectively.

     7.2 Owner of Registrable Securities. A Person is deemed to be a holder of Registrable Securities whenever such Person owns or is deemed to be owner of record of such Registrable Securities. If the Company receives conflicting instructions, notices or elections from two or more Persons with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from the registered owner of such Registrable Securities.

     7.3 Consents. All consents and other determinations to be made by the Holders pursuant to this Agreement shall be made, unless otherwise specified in this Agreement, by Holders holding a majority of the Registrable Securities, determined as if all the Preferred Shares then outstanding have been converted into Registrable Securities and all the Preferred Warrants then outstanding have been exercised for Registrable Securities without regard for any limitations on conversion of the Preferred Shares or exercise of the Preferred Warrants.

     7.4 Additional Parties. The parties hereto agree that additional holders of Preferred Shares (or warrants to acquire Preferred Shares) of the Company may, with the consent only of the Company, be added as parties to this Agreement with respect to any or all securities of the Company held by them, and shall thereupon be deemed for all purposes "Holders" hereunder; provided, however, that from and after the date of this Agreement, the Company shall not without the prior written consent of holders of majority of the outstanding Conversion Shares enter into any agreement with any holder or prospective holder of any securities of the Company providing for the grant to such holder of rights superior to those granted herein. Any such additional party shall execute a counterpart of this Agreement, and upon execution by such additional party and by the Company, shall be considered a Holder for purposes of this Agreement.

     7.5 Specific Performance. Each of the parties hereto acknowledges and agrees that the breach of this Agreement would cause irreparable damage to the other parties hereto and that the other parties hereto will not have an adequate remedy at law. Therefore, the obligations of each of the parties hereto under this Agreement shall be enforceable by a decree of specific performance issued by any court of competent jurisdiction, and appropriate injunctive relief may be applied for and granted in connection therewith. Such remedies shall, however, be cumulative and not exclusive and shall be in addition to any other remedies which any party may have under this Agreement or otherwise.

     7.6 Entire Agreement; Amendment. This Agreement supersedes all other prior oral or written agreements among the parties, their affiliates and persons acting on their behalf with respect to the matters discussed herein, and this Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein. No provision of this Agreement may be amended or waived other than by an instrument in writing signed by the Company and Commonwealth. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders of Registrable Securities whose securities are being sold pursuant to the Registration Statement and that does not directly or indirectly affect the rights of other Holders of Registrable Securities may be given by Holders of at least a majority of the Registrable Securities being sold by such Holders pursuant to such Registration Statement. Each Holder of Registrable Securities outstanding at the time of any such amendment, modification, supplement, waiver or consent or thereafter shall be bound by any such amendment, modification, supplement, waiver or consent effected pursuant to this Section 7.6, whether or not any
                                            -----------
notice, writing or marking indicating such amendment, modification, supplement, waiver or consent appears on the Registrable Securities or is delivered to such Holder.

     7.7 Severability. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

     7.8 Termination. This Agreement and the obligations of the parties hereunder shall terminate as of the end of the Registration Period except for
Article V hereof which shall survive and remain in full force and effect in accordance with its terms.

     7.9 Governing Law; Jurisdiction. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflicts of laws. Any action or proceeding seeking to enforce any provision of, or based on any right arising out of, this Agreement shall be brought against any of the parties in the courts of the State of New York or, if it has or can acquire jurisdiction, in the United States District Court for the Southern District of New York, and each of the parties consents to the jurisdiction of such courts (and of the appropriate appellate courts) in any such action or proceeding and waives any objection to venue laid therein. Process in any action or proceeding referred to in the preceding sentence may be served on any party anywhere in the world.

     7.10 Headings. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

     7.11 Successors and Assigns; No Third Party Beneficiaries. Subject to
Section 6.2, this Agreement shall be binding upon and inure to the benefit of
-----------
the parties and their respective successors and permitted assigns. Nothing in this Agreement shall create or be deemed to create any third-party beneficiary rights in any person not a party to this Agreement except as provided below and in Section 6.2. Upon any assignment, the references in this Agreement to any
   -----------
Holder shall also apply to any such assignee unless the context otherwise requires.

     7.12 Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

     7.13 No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

     7.14 Counterparts. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party; provided that a facsimile signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, not a facsimile signature.

                 [Remainder of page intentionally left blank]

     IN WITNESS WHEREOF, the parties hereto have executed or have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first written above.

                              NOTIFY TECHNOLOGY CORPORATION



                              By: /s/ Paul DePond
                                 ---------------------------------
                                    Name:
                                    Title:


THE FOREGOING AGREEMENT IS
HEREBY ACCEPTED AS OF THE
DATE FIRST ABOVE WRITTEN:


By: /s/ illegible
   ---------------------------
     Name:
     Title:

                                   EXHIBIT A

           Form of Notice of Effectiveness of Registration Statement

[Transfer Agent]

Attention:

                      Re:  Notify Technology Corporation
                           -----------------------------

Gentlemen:

     We are counsel to Notify Technology Corporation, a California corporation (the "Company"), and have represented the Company in connection with that
      -------
certain Placement Agency Agreement (the "Agency Agreement") entered into by and
                                         ----------------
between the Company and Commonwealth Associates, L.P. ("Commonwealth") pursuant
                                                        ------------
to which the Company issued to Commonwealth an option to purchase (i) shares of its Series A Convertible Preferred Shares (the "Preferred Shares") convertible
                                                ----------------
into shares of the Company's common stock, par value $0.001 per share (the "Common Stock") and (ii) warrants (the "Warrants") to purchase shares of the
-------------                           --------
Company's Common Stock. Pursuant to the above mentioned agreements, the Company also has entered into a Registration Rights Agreement with Commonwealth (the "Registration Rights Agreement") pursuant to which the Company agreed, among
------------------------------
other things, to register the Registrable Securities (as defined in the Registration Rights Agreement), including the shares of Common Stock issuable upon conversion of the Preferred Shares and the shares of Common Stock issuable upon exercise of the Preferred Warrants, under the Securities Act of 1933, as amended (the "1933 Act"). In connection with the Company's obligations under the
              --------
Registration Rights Agreement, on ____________________, 200__, the Company filed a Registration Statement on Form S-3 (File No. 333-_____________) (the "Registration Statement") with the Securities and Exchange Commission (the
-----------------------
"SEC") relating to the Registrable Securities which names Commonwealth as a
 ---
selling stockholder thereunder.

     In connection with the foregoing, we advise you that a member of the SEC's staff has advised us by telephone that the SEC has entered an order declaring the Registration Statement effective under the 1933 Act at [Enter Time of Effectiveness] on [Enter Date of Effectiveness] and we have no knowledge, after telephonic inquiry of a member of the SEC's staff, that any stop order suspending its effectiveness has been issued or that any proceedings for that purpose are pending before, or threatened by, the SEC and the Registrable Securities are available for resale under the 1933 Act pursuant to the Registration Statement.

                                    Very truly yours,


                                    [Issuer's Counsel]


                                    By:_______________________________

cc:  [List Names of Holders]